EXHIBIT 99.2  Supplemental Data Schedules

------------------------------------------------------------------------------------------------------------------------
COMMUNITY STATISTICS  Dollars in thousands except Average Rental Rate
------------------------------------------------------------------------------------------------------------------------


                                                                    As of June 30, 2005
                                       ---------------------------------------------------------------------------------
                                                                         Percent to                          Average
                                                           Gross          Total of         Physical           Rental
                                              Units     Real Assets     Gross Assets       Occupancy           Rate
                                       -------------  ---------------  ---------------  ---------------  ---------------
Atlanta                                       2,693     $   168,435             8.7%           93.8%       $   744.30
Dallas                                        3,316     $   183,158             9.4%           90.3%       $   745.32
Houston                                       1,584     $    81,374             4.2%           93.2%       $   757.82
Tampa                                         1,120     $    65,445             3.4%           96.7%       $   801.42
South Florida                                   480     $    51,372             2.6%           95.8%       $ 1,054.19
------------------------------------------------------------------------------------------------------------------------
     Large Tier Markets                       9,193     $   549,784            28.3%           92.9%       $   770.14

Austin                                        1,464     $    71,648             3.7%           92.8%       $   691.94
Greenville                                    1,492     $    61,474             3.2%           94.6%       $   541.47
Jacksonville                                  3,347     $   173,089             8.9%           96.1%       $   763.70
Memphis                                       4,405     $   208,913            10.8%           92.8%       $   644.84
Nashville                                     1,855     $   119,414             6.1%           95.6%       $   713.03
All other middle                              2,320     $   102,865             5.3%           93.8%       $   643.16
------------------------------------------------------------------------------------------------------------------------
     Middle Tier Markets                     14,883     $   737,403            38.0%           94.2%       $   674.08

Augusta/Aiken                                   912     $    37,906             1.9%           94.8%       $   615.05
Chattanooga                                     943     $    36,250             1.9%           94.5%       $   571.77
Columbia                                        576     $    29,840             1.5%           96.2%       $   664.89
Columbus                                      1,293     $    61,795             3.2%           93.0%       $   687.72
Huntsville                                      544     $    27,209             1.4%           93.4%       $   626.60
Jackson, TN                                     664     $    32,226             1.6%           95.3%       $   599.60
Jackson, MS                                   1,577     $    67,381             3.5%           93.2%       $   629.94
Lexington                                       924     $    58,076             3.0%           94.5%       $   696.56
Little Rock                                     808     $    38,176             2.0%           95.4%       $   634.72
Macon/Warner Robins                             904     $    49,722             2.6%           97.0%       $   678.20
Southeast Georgia                               566     $    26,031             1.3%           91.9%       $   621.03
All other small                               3,578     $   190,979             9.8%           96.3%       $   727.16
------------------------------------------------------------------------------------------------------------------------
     Small Tier Markets                      13,289     $   655,591            33.7%           94.9%       $   664.28

Total Portfolio
------------------------------------------------------------------------------------------------------------------------
     (including JV properties)               37,365     $ 1,942,778           100.0%           94.1%       $   694.23
========================================================================================================================

NUMBER OF APARTMENT UNITS

                                                     2005                                      2004
                                         ---------------------------  --------------------------------------------------
                                            June 30        March 31      December 31    September 30            June 30
                                         -------------  ------------  ---------------  ------------------  -------------
100% Owned Properties                        36,843          37,275           36,618          35,766             35,382
Properties in Joint Ventures                    522           1,286            1,286           1,570              1,570
------------------------------------------------------------------------------------------------------------------------
     Total Portfolio                         37,365          38,561           37,904          37,336             36,952
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
SAME STORE  Dollars in thousands except Average Rental Rate
------------------------------------------------------------------------------------------------------------------------
Revenues by market are presented before the impact of the adjustment to straight-line concessions.
A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS
As of June 30, 2005 unless otherwise noted

                                        Three Months Ended                                           Average       Twelve
                                          June 30, 2005                 Physical      Economic        Rental       Month
                                 -----------------------------------
                         Units     Revenue     Expense         NOI      Occupancy    Occupancy(1)      Rate       Turn Rate
                        -------  ----------  ----------  -----------  ------------  -------------  -----------  ------------
Atlanta                  1,652    $  3,307    $  1,418     $  1,889        93.8%         87.2%       $ 698.51        60.0%
Dallas                   2,554    $  4,323    $  2,134     $  2,189        90.3%         74.6%       $ 667.32        55.8%
Houston                  1,310    $  2,463    $  1,321     $  1,142        93.7%         77.2%       $ 736.26        66.3%
Tampa                    1,120    $  2,739    $  1,130     $  1,609        96.7%         91.4%       $ 801.42        53.2%
--------------------------------------------------------------------------------------------------------------------------
   Large Tier Markets    6,636    $ 12,832    $  6,003     $  6,829        92.9%         81.4%       $ 711.33        58.5%

Austin                   1,254    $  2,156    $  1,173     $    983        92.1%         77.8%       $ 641.67        56.9%
Greenville               1,492    $  2,359    $  1,076     $  1,283        94.6%         89.1%       $ 541.47        62.9%
Jacksonville             3,347    $  7,862    $  2,728     $  5,134        96.1%         92.7%       $ 763.70        64.3%
Memphis                  4,405    $  7,972    $  3,530     $  4,442        92.8%         85.8%       $ 644.84        57.9%
Nashville                1,855    $  4,015    $  1,600     $  2,415        95.6%         90.1%       $ 713.03        58.0%
All other middle         2,320    $  4,215    $  1,847     $  2,368        93.8%         84.6%       $ 643.16        60.9%
----------------------------------------------------------------------------------------------------------------------------
   Middle Tier Markets  14,673    $ 28,579    $ 11,954     $ 16,625        94.2%         87.6%       $ 669.53        60.2%

Augusta/Aiken              912    $  1,608    $    639     $    969        94.8%         85.2%       $ 615.05        68.6%
Chattanooga                943    $  1,577    $    680     $    897        94.5%         90.9%       $ 571.77        52.9%
Columbia                   576    $  1,097    $    497     $    600        96.2%         86.4%       $ 664.89        60.9%
Columbus                 1,293    $  2,496    $    999     $  1,497        93.0%         92.3%       $ 687.72       103.8%
Huntsville                 544    $    922    $    389     $    533        93.4%         84.6%       $ 626.60        55.7%
Jackson, TN                664    $  1,161    $    528     $    633        95.3%         88.0%       $ 599.60        64.0%
Jackson, MS              1,577    $  2,926    $  1,101     $  1,825        93.2%         88.7%       $ 629.94        61.8%
Lexington                  924    $  1,779    $    650     $  1,129        94.5%         85.2%       $ 696.56        59.1%
Little Rock                808    $  1,519    $    538     $    981        95.4%         90.1%       $ 634.72        59.0%
Macon/Warner Robins        904    $  1,892    $    695     $  1,197        97.0%         93.4%       $ 678.20        64.5%
Southeast Georgia          566    $  1,059    $    409     $    650        91.9%         91.2%       $ 621.03        72.3%
All other small          3,578    $  7,846    $  2,841     $  5,005        96.3%         93.3%       $ 727.16        63.5%
----------------------------------------------------------------------------------------------------------------------------
   Small Tier Markets   13,289    $ 25,882    $  9,966     $ 15,916        94.9%         90.3%       $ 664.28        66.3%

----------------------------------------------------------------------------------------------------------------------------
Operating Same Store    34,598    $ 67,293    $ 27,923     $ 39,370        94.2%         87.4%       $ 675.53        62.2%
============================================================================================================================

Concession Straight-
   line Adjustment (2)            $    (95)                $    (95)
----------------------------------------------------------------------------------------------------------------------------
Total Same Store                  $ 67,198                 $ 39,275
============================================================================================================================

(1)  Economic  Occupancy  represents  Net  Potential  Rent  less  Delinquencies,
     Vacancies and Cash Concessions divided by Net Potential Rent.

(2) Represents the aggregate adjustment necessary to record cash concessions on a straight-line basis.


PERCENT CHANGE FROM THREE MONTHS ENDED MARCH 31, 2005 (PRIOR QUARTER ) AND JUNE 30, 2004 (PRIOR YEAR)

                           Revenue           Expense                NOI           Physical Occupancy  Average Rental Rate
                      ------------------ ------------------- ------------------- -------------------- -------------------
                        Prior     Prior     Prior    Prior      Prior     Prior      Prior      Prior    Prior    Prior
                      Quarter      Year   Quarter     Year    Quarter      Year    Quarter       Year  Quarter     Year
                      --------- -------- ---------- -------- ---------- -------- ----------- -------- --------- ---------
Atlanta                  0.0%      1.2%      5.6%     1.3%      -3.9%      1.1%       0.4%       1.8%     0.0%    -0.3%
Dallas                  -1.2%     -0.1%     -6.2%    -8.0%       4.3%      9.1%      -0.9%       1.2%    -0.4%     4.7%
Houston                 -1.4%     -2.9%      7.4%    14.0%      -9.9%    -17.1%      -0.8%       3.0%     0.9%     2.6%
Tampa                    4.0%     10.0%      7.4%     5.1%       1.8%     13.6%      -0.1%       4.4%     0.6%     2.9%
-------------------------------------------------------------------------------------------------------------------------
   Large Tier Markets    0.2%      1.7%      1.7%     0.8%      -1.2%      2.4%      -0.4%       2.2%     0.2%     2.7%

Austin                  -0.3%      0.4%      5.2%     3.3%      -6.2%     -3.0%      -0.6%       0.1%     0.9%     3.7%
Greenville              -0.3%      1.8%      4.2%     8.4%      -3.8%     -3.1%       0.4%      -0.1%     0.3%    -1.2%
Jacksonville             4.5%     11.0%      5.2%     1.6%       4.2%     16.7%       0.1%       5.3%     0.1%     1.3%
Memphis                 -0.5%      0.2%      0.3%     1.6%      -1.2%     -0.8%      -0.1%      -2.1%     0.7%     0.2%
Nashville                1.4%      4.1%      1.9%     6.2%       1.1%      2.7%       0.4%       1.7%     0.7%    -0.5%
All other middle        -1.2%      0.9%      6.3%     5.2%      -6.3%     -2.3%       1.1%      -0.1%     0.4%     1.4%
-------------------------------------------------------------------------------------------------------------------------
   Middle Tier Markets   1.0%      3.8%      3.3%     3.5%      -0.6%      4.0%       0.2%       0.8%     0.5%     0.7%

Augusta/Aiken           -0.7%     -1.3%      0.8%     4.8%      -1.6%     -4.9%       1.5%       3.3%     1.0%    -0.6%
Chattanooga              2.3%      2.5%     -2.0%    -3.0%       5.8%      7.2%       1.1%       0.6%     0.1%    -0.9%
Columbia                 2.0%      5.6%      1.4%     1.8%       2.6%      8.9%       1.6%       6.6%     0.9%     0.4%
Columbus                -1.5%    -11.4%     -8.5%    -0.1%       3.9%    -17.6%       3.9%      -0.9%     0.0%     0.9%
Huntsville               5.3%     -1.2%     -1.8%    -3.2%      11.0%      0.4%       3.5%       0.4%    -0.1%     0.0%
Jackson, TN              4.3%      9.1%      4.6%     1.7%       4.1%     16.1%      -0.2%      -0.5%     0.8%     2.8%
Jackson, MS             -2.5%      0.2%      1.9%     0.8%      -4.9%     -0.1%      -1.0%      -1.8%     0.6%     1.7%
Lexington                2.3%      0.9%      6.2%     7.3%       0.2%     -2.4%       4.2%       0.9%     0.5%    -0.2%
Little Rock              1.7%      0.4%      3.1%     2.5%       1.0%     -0.7%       1.2%       0.6%     0.1%     0.7%
Macon/Warner Robbins     1.3%      3.2%      1.9%     4.5%       1.0%      2.5%       0.0%       1.4%     0.8%     1.8%
Southeast Georgia        2.4%      4.0%      7.6%     8.8%      -0.6%      1.2%      -3.7%      -2.7%    -0.6%     0.7%
All other small          2.1%      4.6%      2.7%     4.1%       1.7%      4.9%       2.0%       2.8%     0.2%     1.2%
-------------------------------------------------------------------------------------------------------------------------
   Small Tier Markets    1.2%      1.2%      1.1%     2.6%       1.2%      0.4%       1.4%       1.1%     0.3%     0.8%

-------------------------------------------------------------------------------------------------------------------------
Operating Same Store     0.9%      2.4%      2.2%     2.6%       0.0%      2.2%       0.5%       1.2%     0.4%     1.2%
=========================================================================================================================

Including concession straight-line adjustment:
Total Same Store         1.1%      2.2%                          0.4%      2.0%
                       =================                    ====================

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
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OPERATING RESULTS (Dollars and shares in thousands except per share data)
----------------------------------------------------------------------------------------------------------------------------


                                                        Three Months Ended        Trailing
                                                          June 30, 2005          4 Quarters
                                                       ---------------------  ---------------
Net income                                                    $  8,193          $  27,670
Depreciation                                                    18,404             71,226
Interest expense                                                14,473             54,692
(Gain) loss on debt extinguishment                                  90             (1,218)
Amortization of deferred financing costs                           489              1,837
Net (gain) loss on insurance and other
       settlement proceeds                                          16                182
Gain on sale of non-depreciable assets                            (334)              (334)
Gain on dispositions within unconsolidated entities             (3,034)            (6,283)
Net loss on insurance and other settlement
       proceeds of discontinued operations                           -                 25
(Gain) loss on sale of discontinued operations                       -             (5,825)
---------------------------------------------------------------------------------------------
EBITDA                                                        $ 38,297          $ 141,972
---------------------------------------------------------------------------------------------



                                                       Three Months Ended June 30,
                                                  ------------------------------------
                                                         2005               2004
                                                  ------------------  ----------------
EBITDA/Debt Service                                        2.52x              2.63x
EBITDA/Fixed Charges                                       2.56x              2.64x
Total Debt as % of Gross Real Estate Assets                  57%                58%

----------------------------------------------------------------------------------------------------------------------------
OTHER DATA
----------------------------------------------------------------------------------------------------------------------------


                                                         Three Months Ended June 30,          Six Months Ended June 30,
                                                    ------------------------------------   ---------------------------------
                                                            2005               2004              2005             2004
                                                    ----------------   -----------------   ---------------   ---------------
PER SHARE DATA
       Dividend declared per common share                 $0.585             $0.585            $1.170           $1.170

DIVIDEND INFORMATION (latest declaration)

                                                     Payment           Payment            Record
                                                    per Share            Date              Date
                                                 ---------------   ----------------   --------------
       Common Dividend - quarterly                  $ 0.5850          07/29/2005        07/19/2005
       Preferred Series F - monthly                 $ 0.1927          08/15/2005        08/01/2005
       Preferred Series H - quarterly               $0.51875          06/23/2005        06/13/2005

----------------------------------------------------------------------------------------------------------------------------
DEBT AS OF JUNE 30, 2005
----------------------------------------------------------------------------------------------------------------------------
Dollars in thousands

                                                  Principal      Average Years        Average
                                                   Balance        to Maturity          Rate
                                               ---------------- ----------------- ----------------
Conventional - Fixed Rate or Swapped (1)           $   781,388               5.6             5.7%
Tax-free - Fixed Rate or Swapped (1)                    87,410               9.9             4.7%
Preferred Series G - Called May 26, 2006                10,000               0.9             8.6%
Conventional - Variable Rate                           174,419               7.2             3.9%
Tax-free - Variable Rate                                10,855              14.9             3.3%
Conventional - Variable Rate - Capped  (2)              11,720               3.7             3.9%
Tax-free - Variable Rate - Capped (2)                   10,855               2.8             3.2%
                                               ---------------------------------------------------
     Total Debt Outstanding                        $ 1,086,647               6.3             5.3%
                                               ===================================================

Forward Swaps (3)                                  $   150,000               7.4             5.1%


(1) Maturities on existing swapped balances are calculated using the life of the underlying variable debt.

(2) As the cap rate of 6.0% has not been reached, the average rate represents the rate on the underlying variable debt.

(3) Represents swaps on existing debt outstanding which have not gone into effect yet. Some of the forward swaps will replace existing swaps when they mature.

FIXED RATE MATURITIES
Includes the impact of forward swaps
                                                   Balance            Rate
                                               ---------------- -----------------
                                        2005       $    60,000        7.2%
                                        2006            73,817        5.6%
                                        2007            92,800        5.9%
                                        2008           190,758        6.1%
                                        2009           100,230        6.6%
                                        2010            90,000        5.5%
                                        2011           116,000        5.3%
                                        2012           125,000        5.2%
                                        2013           100,000        5.2%
                                  Thereafter            80,193        6.2%
                                               ----------------------------------
                                       Total       $ 1,028,798        5.8%
                                               ==================================